EXHIBIT 1.1.1




                     STANDARD TERMS AND CONDITIONS OF TRUST

                                       FOR

                                MATRIX UNIT TRUST


                EFFECTIVE FOR UNIT INVESTMENT TRUSTS INVESTING IN
                    EQUITY SECURITIES AND U.S. TREASURY BONDS
                   ESTABLISHED ON AND AFTER NOVEMBER 22, 2002
          (INCLUDING MATRIX UNIT TRUST, SERIES 3 AND SUBSEQUENT SERIES)


                                      AMONG

                           MATRIX CAPITAL GROUP, INC.
                                  AS DEPOSITOR

                                       AND

                               JPMORGAN CHASE BANK
                                   AS TRUSTEE

                                       AND

                           MATRIX CAPITAL GROUP, INC.
                                  AS EVALUATOR

                                       AND

                           MATRIX CAPITAL GROUP, INC.
                                  AS SUPERVISOR



                                TABLE OF CONTENTS

                                                                                PAGE
Preambles                                                                         1

Certificate of Ownership                                                          1

ARTICLE I            DEFINITIONS                                                  3
   Section 1.01.     Definitions                                                  3

ARTICLE II           DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; SEPARATE
                     TRUSTS; FORM AND ISSUANCE OF UNITS                           7
   Section 2.01.     Deposit of Securities                                        8
   Section 2.02.     Acceptance of Trust                                         10
   Section 2.03.     Issuance of Units                                           10
   Section 2.04.     Separate Trusts                                             11
   Section 2.05.     Form of Certificates                                        11

ARTICLE III          ADMINISTRATION OF FUND                                      11
   Section 3.01.     Initial Cost                                                11
   Section 3.02.     Income Account                                              12
   Section 3.03.     Capital Account                                             13
   Section 3.04.     Reserve Account                                             13
   Section 3.05.     Deductions and Distributions                                13
   Section 3.06.     Distribution Statements                                     15
   Section 3.07.     Sale of Securities                                          17
   Section 3.08.     Counsel                                                     19
   Section 3.09.     Notice and Sale by Trustee                                  19
   Section 3.10.     Liability, Indemnification and Succession of Depositor      19
   Section 3.11.     Notice to Depositor                                         20
   Section 3.12.     Replacement Securities                                      20
   Section 3.13.     Compensation for Services Provided                          22
   Section 3.14.     Deferred Sales Charge                                       22
   Section 3.15.     Creation and Development Fee                                23
   Section 3.16.     Abatement of Compensation of the Trustee and Depositor      24
   Section 3.17.     Reclaiming Foreign Taxes                                    24
   Section 3.18.     Foreign Currency Exchange                                   25

ARTICLE IV           SUPERVISOR                                                  25
   Section 4.01.     Liability of Supervisor                                     25
   Section 4.02.     Resignation and Removal of Supervisor; Successor            25


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
ARTICLE V            EVALUATION OF SECURITIES; EVALUATOR                         26
   Section 5.01.     Evaluation of Securities                                    26
   Section 5.02.     Information for Unitholders                                 27
   Section 5.03.     Liability of Evaluator                                      28
   Section 5.04.     Resignation and Removal of Evaluator; Successor             28
   Section 5.05.     Valuation of Listed Securities for which Closing
                       Prices are Available; Foreign Currency Conversions        29

ARTICLE VI           EVALUATION, REDEMPTION, PURCHASE, TRANSFER, INTERCHANGE
                     OR REPLACEMENT OF UNITS                                     29
   Section 6.01.     Trust Evaluation                                            29
   Section 6.02.     Redemptions by Trustee; Purchases by Depositor              31
   Section 6.03.     Transfer or Interchange of Units                            34
   Section 6.04.     Certificates Mutilated, Destroyed, Stolen or Lost           34
   Section 6.05.     Rollover of Units                                           35

ARTICLE VII          TRUSTEE                                                     37
   Section 7.01.     General Definition of Trustee's Liabilities,
                       Rights and Duties                                         37
   Section 7.02.     Books, Records and Reports                                  40
   Section 7.03.     Indenture and List of Securities on File                    40
   Section 7.04.     Compensation                                                40
   Section 7.05.     Removal and Resignation of Trustee; Successor               42
   Section 7.06.     Qualifications of Trustee                                   43

ARTICLE VIII         RIGHTS OF UNITHOLDERS                                       43
   Section 8.01.     Beneficiaries of Trust                                      43
   Section 8.02.     Rights, Terms and Conditions                                43

ARTICLE IX           ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS              44
   Section 9.01.     Amendments                                                  44
   Section 9.02.     Termination                                                 45
   Section 9.03.     Construction                                                47
   Section 9.04.     Registration of Units                                       47
   Section 9.05.     Written Notice                                              47
   Section 9.06.     Severability                                                48
   Section 9.07.     Dissolution of Depositor Not to Terminate                   48


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

                     STANDARD TERMS AND CONDITIONS OF TRUST
                                     FOR THE
                                MATRIX UNIT TRUST

     These Standard Terms and Conditions of Trust are executed by the Depositor, the Trustee, the Evaluator and the Supervisor.

                                WITNESSETH THAT:

     In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Evaluator and the Supervisor agree as follows:

                                  INTRODUCTION

     These Standard Terms and Conditions of Trust shall be applicable to Matrix unit investment trusts as provided in this paragraph. For Matrix unit investment trusts to which these Standard Terms and Conditions of Trust are to be applicable, the Depositor, the Trustee, the Evaluator and the Supervisor shall execute a Trust Agreement incorporating by reference these Standard Terms and Conditions of Trust and designating any exclusions from or additions or exceptions to such incorporation by reference for the purposes of each Trust or variation of the terms hereof for the purposes of each Trust.

     WHEREAS, the form of the Certificates in the respective Trusts shall be substantially as follows:

                  --------------------------------------------

                            CERTIFICATE OF OWNERSHIP

Evidencing an Undivided
Interest in

     THIS IS TO CERTIFY THAT

is the owner and registered
holder of this Certificate evidencing
the ownership of

of fractional undivided interest in the above-named Trust created pursuant to the Indenture, a copy of which is available at the office of the Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the Holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of which Indenture is contained in the prospectus related to the Trust. This Certificate is transferable and interchangeable by the registered owner in person or by his duly authorized attorney at the Trustee's office upon surrender of this

Certificate properly endorsed or accompanied by a written instrument of transfer and any other documents that the Trustee may require for transfer, in form satisfactory to the Trustee, and payment of the fees and expenses provided in the Indenture.

     Witness the facsimile signature of the Depositor and the manual signature of an authorized signatory of the Trustee.

DATED:

MATRIX CAPITAL GROUP, INC.                 JPMORGAN CHASE BANK
  Depositor                                  Trustee



By                                         By
  --------------------------------           --------------------------------
             Chairman                              Authorized Signatory

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common             UNIF TRANS MIN ACT -
                                           _____Custodian_____
TEN ENT  -as tenants by the entireties                        (Cust)     (Minor)
JT TEN -as joint tenants with right Under Uniform Transfers to Minors Act of survivorship and not
         as tenants in common             --------------------------------------
                                                         State

     Additional abbreviations may also be used though not in the above list.

                              (FORM OF ASSIGNMENT)

     For Value Received,
                         -------------------------------------------------------

hereby sell, assign and transfer _________ Units represented by this Certificate unto
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                           SOCIAL SECURITY OR OTHER IDENTIFYING
                                           NUMBER OF ASSIGNEE MUST BE PROVIDED
                                           ------------------------------------
                                          |                                    |
                                          |                                    |
                                           ------------------------------------


--------------------------------------------------------------------------------


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

and does hereby irrevocably constitute and appoint _____________________, attorney, to transfer said Units on the books of the Trustee, with full power and substitution in the premises.

Dated:                                     -------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of the
                                           Certificate in every particular,
                                           without alteration or enlargement
                                           or any change whatever.

SIGNATURE(S) GUARANTEED BY


----------------------------------
         Firm or Bank


----------------------------------
     Authorized Signature


 ------------------------------------------
| Signatures  must  be  guaranteed  by   a |
| participant  in the Securities  Transfer |
| Agents Medallion Program ("STAMP") or in |
| such  other signature guarantee  program |
| as is acceptable to the Trustee.         |
 ------------------------------------------


                  --------------------------------------------


     NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained the Depositor, the Trustee, the Evaluator and the Supervisor agree as follows:

                                    ARTICLE I

                                  DEFINITIONS;

Section 1.01. Definitions. Whenever used in this Indenture the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

         (1) "Depositor" shall mean Matrix Capital Group, Inc. and its successors in interest, or any successor depositor appointed as hereinafter provided.

         (2) "Trustee" shall mean JPMorgan Chase Bank, or any successor trustee appointed as hereinafter provided.

         (3) "Evaluator" shall mean Matrix Capital Group, Inc. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

         (4) "Supervisor" shall mean Matrix Capital Group, Inc. and its successors in interest, or any successor evaluator appointed as hereinafter provided.

         (5) "Additional Securities Delivery Period" shall have the meaning assigned to it in Section 2.01.

         (6) "Business Day" shall mean any day other than (1) a Saturday or Sunday, (2) any day on which the New York Stock Exchange is closed, (3) with respect to a Trust which holds only Securities principally traded on a foreign securities exchange in a single country, any day on which such foreign securities exchange is closed due to a customary business holiday on such exchange and (4) any other day listed as excepted in the Prospectus, as may be amended from time to time.

         (7)   "Capital Account" shall have the meaning assigned to it in
     Section 3.03.

         (8)   "Cash" shall have the meaning assigned to it in Section 2.01.

         (9) "Certificate" shall mean any one of the certificates executed by the Trustee and the Depositor evidencing ownership of an undivided fractional interest in a Trust.

        (10) "Contract Securities" shall mean Securities which are not actually delivered concurrently with the execution and delivery of the Trust Agreement and which are to be acquired by a Trust pursuant to contracts, including (i) Securities listed in Schedule A to the Trust Agreement and (ii) Securities which the Depositor has contracted to purchase for the Trust pursuant to Section 3.13 hereof.

        (11) "Creation and Development Account" shall have the meaning assigned to it in Section 3.15.

        (12) "Deferred Sales Charge Payment" shall have the meaning assigned to it in Section 3.14.

        (13) "Deferred Sales Charge Payment Dates" shall have the meaning assigned to it in the Trust Agreement.

        (14)   "Delivery Period" shall have the meaning assigned to it in
     Section 2.01.


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

        (15)   "Depositor's Account" shall have the meaning assigned to it in
     Section 3.14.

        (16) "Distribution Agent" shall mean the Trustee acting in its capacity as distribution agent pursuant to Section 7.05 herein.

        (17) "Distribution Date" shall have the meaning assigned to it in the Trust Agreement.

        (18) "Equity Securities" shall mean any equity securities of corporations or other entities deposited in a Trust.

        (19)   "Evaluation" shall have the meaning assigned to it in Section
     5.01.

        (20) "Evaluation Time" shall mean the close of regular trading on the New York Stock Exchange or such other time stated in the Prospectus related to a Trust.

        (21) "Failed Contract Security" shall have the meaning assigned to it in Section 3.12.

        (22) "Fund" shall mean the collective Trusts created by the Trust Agreement, which shall consist of the Securities held pursuant and subject to the Indenture together with all undistributed income received or accrued thereon, any undistributed cash held in the Income or Capital Accounts or otherwise realized from the sale, redemption, liquidation, or maturity thereof. Such amounts as may be on deposit in any Reserve Account hereinafter established shall be excluded from the Fund.

        (23) "Income Account" shall have the meaning assigned to it in Section 3.02.

        (24)   "Income Distribution" shall have the meaning assigned to it in
     Section 3.05.

        (25) "Indenture" shall mean these Standard Terms and Conditions of Trust as originally executed or, if amended as hereinafter provided, as so amended, together with the Trust Agreement creating a particular series of the Fund.

        (26) "Initial Date of Deposit" shall mean the date of the Trust Agreement applicable to a Trust.

        (27) "Letter of Credit" shall mean the letter of credit or letters of credit provided to the Trustee by a financial institution for the purchase of any Contract Security deposited in a Trust.

        (28) "Mandatory Termination Date" shall have the meaning assigned to it in Section 9.02.

        (29) "MFQS" shall mean Mutual Fund Quotation Service operated by The Nasdaq Stock Market, Inc.

        (30)   "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

        (31)   "New Series" shall have the meaning assigned to it in Section
     6.05.

        (32) "Percentage Ratio" shall mean the percentage relationships existing on the Initial Date of Deposit between the maturity value per Unit of the Zero Coupon Obligations, the number of shares of each Equity Security per Unit and the sum of the maturity value per Unit of the Zero Coupon Obligations and all Equity Securities attributable to each Unit.
     The Percentage Ratio shall be adjusted to the extent necessary, and may be rounded, to reflect the occurrence of a stock dividend, a stock split or a similar event which affects the capital structure of the issuer of a Security.

        (33) "Prospectus" shall mean (a) the prospectus relating to a Trust filed with the Securities and Exchange Commission pursuant to Rule 497(b) under the Securities Act of 1933, as amended, and dated the date of the Trust Agreement.

        (34) "Record Date" shall have the meaning assigned to it in the Trust Agreement.

        (35)   "Redemption Date" shall have the meaning assigned to it in
     Section 6.02.

        (36)   "Redemption Price" shall have the meaning assigned to it in
     Section 6.02.

        (37) "Reinvestment Notice Date" shall have the meaning assigned to it in Section 3.05.

        (38)   "Replacement Security" shall have the meaning assigned to it in
     Section 3.12.

        (39)   "Reserve Account" shall have the meaning assigned to it in
     Section 3.04.

        (40)   "Rollover Distribution" shall have the meaning assigned to it in
     Section 6.05.

        (41)   "Rollover Unitholder" shall have the meaning assigned to it in
     Section 6.05.

        (42) "Securities" shall mean the Zero Coupon Obligations and Equity Securities, including Contract Securities, deposited in irrevocable trust and listed in the Schedules to the Trust Agreement or which are deposited in or purchased on behalf of a Trust pursuant to Section 2.01(b) hereof or as otherwise permitted hereby, and any securities received in exchange, substitution or replacement for such securities, as may from time to time continue to be held as a part of the Trusts.

        (43) "Special Redemption Date" shall mean the Mandatory Termination Date or such other meaning assigned to it in the Trust Agreement.

        (44) "Trust" or "Trusts" shall mean the separate trust or trusts, created by this Indenture, the Securities constituting the portfolios of which are listed in the various separate Schedules attached to the related Trust Agreement.

        (45) "Trust Agreement" shall mean the trust agreement for the particular series of the Fund into which these Standard Terms and Conditions are incorporated.

        (46)   "Trust Evaluation" shall have the meaning assigned to it in
     Section 6.01.

        (47) "Unit" in respect of any Trust shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified in the Trust Agreement, the numerator of which is one and the denominator of which fraction shall be (1) increased by the number of any additional Units issued pursuant to Section 2.03 hereof, (2) increased or decreased in connection with an adjustment to the number of Units pursuant to Section 2.03 and (3) decreased by the number of any Units redeemed as provided in Section 6.02 hereof. Whenever reference is made herein to the "interest" of a Unitholder in the Trust or in the Income and Capital Accounts, it shall mean such fractional undivided interest represented by the number of Units held of record by such Unitholder.

        (48) "Unitholder" shall mean the registered holder of any Unit, whether or not in certificated form, as recorded on the books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit, and, as such, shall be deemed a beneficiary of the Trusts created by this Indenture to the extent of his or her pro rata share thereof.

        (49)   "Unit Value" shall have the meaning assigned to it in Section
     6.01.

        (50) "Zero Coupon Obligations" shall mean any zero coupon bonds, i.e., obligations which accrue but do not pay income currently, are sold at a discount from principal value and represent an obligation to receive the principal value thereof at a future date, issued by the United States government, which are deposited in a Trust. Only Zero Coupon Obligations which, if certificated, are or may be registered and held by the Trustee in book entry form on the registration books of a bank, governmental entity or clearing house which it is authorized to use as custodian of assets of a unit investment trust pursuant to the Investment Company Act of 1940 shall be eligible for deposit in any Trust.

        (51) Words importing singular number shall include the plural number in each case and vice versa, and words importing persons shall include corporations and associations, as well as natural persons.

        (52) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

                                   ARTICLE II

          DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST; SEPARATE TRUSTS;
                           FORM AND ISSUANCE OF UNITS

Section 2.01. Deposit of Securities. (a) The Depositor, on the date of the Trust Agreement, has deposited with the Trustee in trust the Securities listed in the Schedules attached to the Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, managed and applied by the Trustee as herein provided. The Depositor shall deliver to the Trustee the Securities listed on said Schedules which were represented by Contract Securities within 10 calendar days after the date of the Trust Agreement (the "Delivery Period"). If a contract to buy such Contract Securities is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities to be delivered pursuant to such contract are not delivered to the Trust by the end of the Delivery Period, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in Section 3.12. If the Depositor does not take the action specified in Section 3.12 within 10 calendar days of the end of the Delivery Period, the Trustee shall forthwith take the action specified in Section 3.12.

   (b) From time to time following the Initial Date of Deposit, the Depositor is hereby authorized, in its discretion, to assign, convey to and deposit with the Trustee (i) additional Securities, duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form (or purchase contracts relating to Contract Securities), and/or (ii) cash (or a Letter of Credit in lieu of cash) with instructions to purchase additional Securities, in an amount equal to the portion of the Unit Value of the Units created by such deposit attributable to the Securities to be purchased pursuant to such instructions. Instructions to purchase additional Securities shall be in writing, and shall specify the name of the Security, CUSIP number, if any, aggregate amount, price or price range and date to be purchased. The Depositor may act as broker or agent to execute purchases in accordance with such instructions; the Depositor shall be entitled to compensation therefor in accordance with applicable law and regulations. The Trustee shall have no liability for any loss or depreciation resulting from any purchase made pursuant to the Depositor's instructions or made by the Depositor as broker, except by reason of its own gross negligence, lack of good faith or willful misconduct.

     The Depositor, in each case, shall ensure that each deposit of additional Securities pursuant to this Section shall be, as nearly as is practicable, in the identical ratio as the Percentage Ratio for such Securities. In connection with any deposit pursuant to this Section 2.01(b), the Depositor shall be obligated to determine that the maturity value of the Zero Coupon Obligations included in the deposit, divided by the number of Units created by reason of the deposit, shall equal at least $10.00. The Depositor shall deliver the additional Securities which were not delivered concurrently with the deposit of additional Securities and which were represented by Contract Securities within 10 calendar days after such deposit of additional Securities (the "Additional Securities Delivery Period"). If a contract to buy such Securities between the Depositor and seller is terminated by the seller thereof for any reason beyond the control of the Depositor or if for any other reason the Securities are not delivered to the Trust by the end of the Additional Securities Delivery Period for such deposit, the Trustee shall immediately draw on the Letter of Credit, if any, in its entirety, apply the moneys in accordance with Section 2.01(d), and the Depositor shall forthwith take the remedial action specified in
Section 3.12. If the Depositor does not take the action specified in
Section 3.12 within 10 calendar days of the end of the Additional Securities Delivery Period, the Trustee shall forthwith take the action specified in
Section 3.12.

     In connection with and at the time of any deposit of additional Securities pursuant to this section 2.01(b), the Depositor shall replicate Cash (as defined below) received or receivable by the Trust as of the date of such deposit. For purposes of this paragraph, "Cash" means, as to the Capital Account, cash or other property (other than Securities) on hand in the Capital Account or receivable and to be credited to the Capital Account as of the date of the deposit (other than amounts to be distributed solely to persons other than holders of Units created by the deposit) and, as to the Income Account, cash or other property (other than Securities) to be credited to the Income Account received by the Trust as of the date of the deposit or receivable by the Trust in respect of a record date for a payment on a Security which has occurred or will occur before the Trust will be the holder of record of a Security, reduced by the amount of any cash or other property received or receivable on any Security allocable (in accordance with the Trustee's calculations of distributions from the Income Account pursuant to Section 3.05) to a distribution made or to be made in respect of a Record Date occurring prior to the deposit. Such replication will be made on the basis of a fraction, the numerator of which is the number of Units created by the deposit and the denominator of which is the number of Units which are outstanding immediately prior to the deposit.

     Any contrary authorization in the preceding paragraphs notwithstanding, deposits of additional Securities made after the 90-day period immediately following the Initial Date of Deposit (except for deposits made to replace Failed Contract Securities if such deposits occur within 20 days from the date of a failure occurring within such initial 90-day period) shall maintain exactly the Percentage Ratio existing immediately prior to such deposit. The provisions of this paragraph shall not apply to any Trust for which an election to be taxed as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended, has been, or will be, made.

     The Depositor is solely responsible for the composition of the Trust portfolio, and the Trustee shall have no responsibility or liability for such composition, other than to assure that the identity of the securities received in settlement of Contract Securities or acquired pursuant to the Depositor's instructions is correct.

   (c) In connection with the deposits described in Section 2.01(a) and (b), the Depositor has deposited, in the case of Section 2.01(a) deposits, and, prior to the Trustee accepting a Section 2.01(b) deposit, will deposit, cash and/or Letter(s) of Credit in an amount sufficient to purchase the Contract Securities included in such deposit. The terms of any Letter of Credit must unconditionally allow the Trustee to draw on the full amount of the available Letter of Credit. The Trustee may deposit such cash or cash drawn on the Letter of Credit in a non-interest bearing account for a Trust. If any Contract Security requires settlement in a foreign currency, in connection with the deposit of such Contract Security the Depositor will deposit with the Trustee either an amount of such currency sufficient to settle the contract or a foreign exchange contract in such amount which settles concurrently with the settlement of the Contract Security and cash or a Letter of Credit in U.S. dollars sufficient to perform such foreign exchange contract.

   (d) In the event that the purchase of Contract Securities pursuant to any contract shall not be consummated in accordance with said contract or if the Securities represented by Contract Securities are not delivered to a Trust in accordance with Section 2.01(a) or 2.01(b) and the moneys, or, if applicable, the moneys drawn on the Letter of Credit, deposited by the Depositor are not utilized for Section 3.12 purchases of Replacement Securities, such funds, to the extent of the purchase price of Failed Contract Securities for which no Replacement Securities were acquired pursuant to Section 3.12, plus all amounts described in the next succeeding sentence, shall be credited to the Capital Account and distributed pursuant to Section 3.05 to Unitholders of record as of the Record Date next following the failure of consummation of such purchase. The Depositor shall deliver to the Trustee, for distribution to Unitholders as above provided, the pro rata portion of the sales charge levied on the sale of Units to such Unitholder attributable to such Failed Contract Security. Any amounts remaining from moneys drawn on the Letter of Credit which are not used to purchase Replacement Securities shall be paid to the Depositor.

   (e) The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered or exempt from registration with the Securities and Exchange Commission or in a book entry system operated by the Federal Reserve Board.

Section 2.02. Acceptance of Trust. The Trustee hereby declares that it holds and will hold each Trust as trustee in trust upon the trusts herein created for the use and benefit of the Unitholders, subject to the terms and conditions of this Indenture.

Section 2.03. Issuance of Units. (a) The Trustee hereby acknowledges receipt of the deposit of the Securities listed in the Schedules to the Trust Agreement and referred to in Section 2.01 hereof and, simultaneously with the receipt of said deposit, has recorded on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units specified in the Trust Agreement and has delivered, or on the order of the Depositor will deliver, in exchange for such Securities, documentation evidencing the ownership of the number of Units specified and, if such Units are represented by a Certificate, such Certificate substantially in the form above recited, representing the ownership of those Units. The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositor in writing and upon surrender of any Certificate evidencing Units to be cancelled, on any day on which the Depositor is the only Unitholder, which revised number of Units shall be recorded by the


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
Trustee on its books. The Trustee hereby agrees that on the date of any deposit of additional Securities it shall acknowledge that such additional Securities have been deposited with it by recording on its books the ownership, by the Depositor or such other person or persons as may be indicated by the Depositor, of the aggregate number of Units to be issued in respect of such additional Securities so deposited, and shall, if so requested, execute documentation substantially in the form above recited representing the ownership of an aggregate number of those Units.

   (b) Unless otherwise provided by the Trust Agreement, and at such times as are permitted by the Trustee, Units may be held in uncertificated form. Units will be held in uncertificated form unless a Unitholder requests a Certificate representing his or her Units. The Trustee shall, at the request of the holder of any Units held in uncertificated form, issue a new Certificate to evidence such Units and at such time make an appropriate notation in the registration books of the Trustee. Certificates, if requested, will be issued in denominations of one Unit, or any whole multiple thereof, subject to a Trust's minimum investment requirements. Thereafter, Units may again be held in uncertificated form by surrendering such Certificate to the Trustee for cancellation. At such time, an appropriate notation will be made in the registration book of the Trustee to indicate that the Units formerly evidenced by such canceled Certificate are Units held in uncertificated form. The rights set forth in this Indenture of any holder of Units held in uncertificated form shall be the same of those of any holder of Units represented by a Certificate.

Section 2.04. Separate Trusts. The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one Trust may not be commingled with the assets of any other nor shall the expenses of any Trust be charged against the other. Units representing the ownership of an undivided fractional interest in one Trust shall not be exchangeable for Units representing the ownership of an undivided fractional interest in any other.

Section 2.05. Form of Certificates.  Each Certificate referred to in
Section 2.03 is, and each Certificate hereafter issued shall be, in substantially the form hereinabove recited, numbered serially for identification, in fully registered form, transferable only on the books of the Trustee as herein provided, executed manually by an authorized officer of the Trustee and in facsimile by the Chairman, President or one of the Vice Presidents of the Depositor and dated the date of execution and delivery by the Trustee.

                                   ARTICLE III

                             ADMINISTRATION OF FUND

Section 3.01. Initial Cost. Subject to reimbursement as hereinafter provided, the cost of organizing the Trust and the sale of the Units shall be borne by the Depositor, provided, however, that the liability on the part of the Depositor under this Section 3.01 shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. At the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period (as certified by the Depositor to the Trustee), the Trustee shall withdraw from the Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Capital Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust in an amount certified to the Trustee by the Depositor. In no event shall the amount paid by the Trustee to the Depositor for the Depositor's reimbursable expenses of organizing the Trust exceed the estimated per Unit amount of organization costs set forth in the Prospectus for the Trust multiplied by the number of Units of the Trust outstanding at the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period; nor shall the Depositor be entitled to or request reimbursement for expenses of organizing the Trust incurred after the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period. If the cash balance of the Capital Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Supervisor, or distribute to the Depositor Securities having a value, as determined under Section 5.01 as of the date of distribution, sufficient for such reimbursement provided that such distribution is permissible under applicable laws and regulations. Securities sold or distributed to the Depositor to reimburse the Depositor pursuant to this Section shall be sold or distributed by the Trustee, to the extent practicable, in the Percentage Ratio then existing. The reimbursement provided for in this section shall be for the account of Unitholders of record at the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period. Any assets deposited with the Trustee in respect of the expenses reimbursable under this Section 3.01 shall be held and administered as assets of the Trust for all purposes hereunder. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section
3.01 shall be held by the Trustee, without interest, and reserved for such purposes and, accordingly, prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period, shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per Unit amount payable pursuant to the next sentence. If a Unitholder redeems Units prior to the earlier of six months after the Initial Date of Deposit or the conclusion of the initial offering period, the Trustee shall pay the Unitholder, in addition to the Unit Value of the tendered Units (in the computation of which the expenses reimbursable pursuant to this Section shall have been deducted), unless otherwise directed by the Depositor, an amount equal to the estimated per Unit cost of organizing the Trust set forth in the Prospectus, or such lower revision thereof most recently communicated to the Trustee by the Depositor, multiplied by the number of Units tendered for redemption; to the extent the cash on hand in the Trust is insufficient for such payments, the Trustee shall have the power to sell Securities in accordance with Section 6.02. As used herein, the Depositor's reimbursable expenses of organizing the Trust shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the Indenture, and other documents relating to a Trust, printing of Certificates, Securities and Exchange Commission and state blue sky registration fees, the costs of the initial valuation of the portfolio and audit of a Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of prospectuses (including preliminary prospectuses), expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses.

Section 3.02. Income Account. The Trustee shall collect the dividends or other like cash distributions on the Securities in each Trust as such becomes payable (including all moneys representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Failed Contract Security for which no Replacement Security has been obtained pursuant to Section 3.12 hereof) and credit such income to a separate account for each Trust to be known as the "Income Account."

     Any distributions received by the Trustee in a form other than cash (other than a non-taxable distribution of the shares of the distributing entity) shall be dealt with in the manner described in Section 3.11 and shall be retained or disposed of by a Trust according to those provisions. The proceeds of sale shall be credited to the Income Account of the Trust. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

Section 3.03. Capital Account. The Securities in each Trust and all moneys other than amounts credited to the Income Account, received by the Trustee in respect of the Securities in each Trust shall be credited to a separate account for each Trust to be known as the "Capital Account" (except for moneys deposited by the Depositor or moneys pursuant to draws on the Letter of Credit for purchase of Contract Securities pursuant to Section 2.01, which shall be separately held in trust by the Trustee for such purpose and shall not be credited to the Capital Account except as provided in Section 2.01(d)).

     The Trustee shall give prompt written notice to the Depositor and the Evaluator of all amounts credited to or withdrawn from a Capital Account and the balance in such Capital Account after giving effect to such credit or withdrawal.

Section 3.04. Reserve Account. From time to time the Trustee shall withdraw from the cash on deposit in the Income Account or Capital Account of a Trust such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of such Trust. Such amounts so withdrawn shall be credited to a separate account which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unitholders any of the amounts in the Reserve Account; provided, however, that if it shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other charges, liabilities or obligations, then it shall promptly deposit such amounts in the account from which withdrawn or if such Trust shall have terminated or shall be in the process of termination, the Trustee shall distribute to each Unitholder such Unitholder's interest in the Reserve Account in accordance with Section 9.02.

Section 3.05. Deductions and Distributions. (a) On or immediately after each Record Date, the Trustee shall satisfy itself as to the adequacy of the Reserve Account, making any further credits thereto as may appear appropriate in accordance with Section 3.04 and shall then with respect to each Trust:

         (i) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to itself individually the amounts that it is at the time entitled to receive pursuant to Section 7.04;

        (ii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to counsel, as hereinafter provided for, an amount equal to unpaid fees and expenses, if any, of such counsel pursuant to Section 3.08, as certified to by the Depositor; and

       (iii) deduct from the Income Account or, to the extent funds are not available in such Account, from the Capital Account and pay to, or reserve for, the Depositor the amount that it is entitled to receive pursuant to
     Section 3.13.

   (b) (i) On each Distribution Date, the Trustee shall distribute to each Unitholder of record at the close of business on the preceding Record Date an amount per Unit equal to such Unitholder's Income Distribution (as defined below) plus such Unitholder's pro rata share of the balance of the Capital Account (except for monies on deposit therein required to purchase Contract Securities or to purchase Securities contracted for pursuant to the Depositor's purchase instructions) computed as of the close of business on the Record Date immediately preceding such Distribution Date, provided, however, the Trustee shall not be required to make a distribution from the Capital Account unless the amount available for distribution shall equal at least $1.00 per 100 Units.

     The Trust shall provide the following distribution elections: (1) distributions to be made by mail addressed to the post office address of the Unitholder as it appears on the registration books of the Trustee or (2) if provided for in the Prospectus for a Trust, the following reinvestment option:

          The Trustee will, for any Unitholder who provides the Trustee written instruction, properly executed and in form satisfactory to the Trustee, received by the Trustee no later than its close of business 10 business days prior to the Record Date for the first distribution to which such election shall apply (the "Reinvestment Notice Date"), reinvest such Unitholder's distribution from the Income and Capital Accounts in Units of the Trust, purchased from the Depositor, to the extent the Depositor shall make Units available for such purchase, at the Depositor's offering price as of the third business day prior to the following Distribution Date, and at such reduced sales charge as may be described in the prospectus for the Trust. If, for any reason, the Depositor does not have Units of the Trust available for purchase, the Trustee shall distribute such Unitholder's distribution from the Income and Capital Accounts in the manner provided in the immediately preceding clause (1). The Trustee shall be entitled to rely on a written instruction received as of the Reinvestment Notice Date and shall not be affected by any subsequent notice to the contrary. The Trustee shall have no responsibility for any loss or depreciation resulting from any reinvestment made in accordance with this paragraph or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase.

          Any Unitholder who does not effectively elect reinvestment in Units of his or her respective Trust pursuant to the preceding paragraph shall receive a cash distribution in the manner provided in clause (1) of the second preceding paragraph.

        (ii) For the purposes of this Section 3.05, the Unitholder's "Income Distribution" shall be equal to such Unitholder's pro rata share of the cash balance in the Income Account computed as of the close of business on the Record Date immediately preceding such Income Distribution after deduction of (1) the fees and expenses then deductible pursuant to
     Section 3.05(a) and (2) the Trustee's estimate of other expenses properly chargeable to the Income Account pursuant to the Indenture which have accrued as of such Record Date or are otherwise properly attributable to the period to which such Income Distribution relates.

       (iii) The amount to be so distributed to each Unitholder shall be that pro rata share of the balance of the Income and Capital Accounts, computed as set forth herein, as shall be represented by the Units registered in the name of such Unitholder. In the computation of each such pro rata share, fractions of less than one cent shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Capital Account shall be held in the same manner as other amounts subsequently deposited in each of such accounts, respectively.

        (iv) Principal and income attributable to Contract Securities which the Depositor shall have declared by written notice to the Trustee to be Failed Contract Securities for which Replacement Securities are not to be substituted pursuant to Section 3.12 hereof shall be distributed to Unitholders of record as of the close of business on the Record Date next following the failure of consummation of such purchase and shall be distributed not more than 120 days after the receipt of such notice by the Trustee or at such earlier time in such manner as the Trustee in its sole discretion deems to be in the best interest of Unitholders.

         (v) For the purpose of distributions as herein provided, the Unitholders of record on the registration books of the Trustee at the close of business on each Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any Unitholder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Capital Account to individual Unitholders by means of one check, draft or other instrument or device provided that the appropriate statement of such distribution shall be furnished therewith as provided in Section 3.06 hereof.

Section 3.06. Distribution Statements. With each distribution from the Income or Capital Accounts of a Trust the Trustee shall set forth, either in the instrument by means of which payment of such distribution is made or in an accompanying statement, the amount being distributed from each such Account, each expressed as a dollar amount per Unit.

     Within a reasonable period of time after the last Business Day of each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was a Unitholder of a Trust a statement setting forth, with respect to such calendar year and with respect to such Trust:

         (A)   as to the Income Account:

              (1) the amount of income received on the Securities (including income received as a portion of the proceeds of any disposition of Securities);

              (2) the amounts paid for purchases of Replacement Securities pursuant to Section 3.12 or for purchases of securities otherwise pursuant hereto, if any, and for redemptions pursuant to Section 6.02;

              (3) the deductions, if any, from the Income Account for payment into the Reserve Account;

              (4) the deductions for applicable taxes and fees and expenses of the Trustee, the Depositor, the Evaluator, the Supervisor, counsel, auditors and any other expenses paid by the Trust;

              (5) the amounts reserved for purchases of Contract Securities, for purchases made pursuant to Section 3.12 or for purchases of securities otherwise pursuant hereto, if any;

              (6) the deductions for payment of the Depositor's expenses of maintaining the registration of the Trust Units, if any;

              (7)   the aggregate distributions to Unitholders; and

              (8) the balance remaining after such deductions and distributions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year;

         (B)   as to the Capital Account:

              (1) the net proceeds received due to sale, maturity, redemption, liquidation or disposition of any of the Securities, excluding any portion thereof credited to the Income Account;

              (2) the amount paid for purchases of Replacement Securities pursuant to Section 3.12 or for purchases of securities otherwise pursuant hereto, if any, and for redemptions pursuant to
          Section 6.02;

              (3) the deductions, if any, from the Capital Account for payments into the Reserve Account;

              (4) the deductions for payment of applicable taxes and fees and expenses of the Trustee, the Depositor, the Evaluator, the Supervisor, counsel, auditors and any other expenses paid by the Trust;

              (5) the deductions for payment of the Depositor's expenses of organizing the Trust pursuant to Section 3.01;

              (6) the amounts reserved for purchases of Contract Securities, for purchases made pursuant to Section 3.12 or for purchases of securities otherwise pursuant hereto, if any;

              (7) the deductions for payment of Deferred Sales Charge and Creation and Development Fee, if any;

              (8) the deductions for payment of the Depositor's expenses of maintaining the registration of the Trust Units, if any;

              (9)   the aggregate distributions to Unitholders;  and

             (10) the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar year; and

         (C)   the following information:

              (1) a list of the Securities held as of the last Business Day of such calendar year and a list which identifies all Securities sold or other Securities acquired during such calendar year, if any;

              (2) the number of Units outstanding on the last Business Day of such calendar year;

              (3) the Unit Value based on the last Trust Evaluation of such Trust made during such calendar year; and

              (4) the amounts actually distributed during such calendar year from the Income and Capital Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions.

Section 3.07. Sale of Securities. (a) If necessary, in order to maintain the sound investment character of a Trust, the Depositor may direct the Trustee to sell or liquidate Securities in such Trust at such price and time and in such manner as shall be determined by the Depositor, provided that the Supervisor has determined, if appropriate, that any one or more of the following conditions exist with respect to the Securities to be sold:

         (i) that there has been a default in the payment of dividends, after declared and when due and payable;

        (ii) that any action or proceeding has been instituted at law or equity seeking to restrain or enjoin the payment of dividends, or that there exists any legal question or impediment affecting such Securities or the payment of dividends from the same;

       (iii) that there has occurred any breach of covenant or warranty in any document relating to the issuer of the Securities which would adversely affect either immediately or contingently the payment of dividends on the Securities, or the general credit standing of the issuer or otherwise impair the sound investment character of such Securities;

        (iv) that there has been a default in the payment of dividends, principal of or income or premium, if any, on any other outstanding obligations of the issuer of such Securities;

         (v) that the price of the Security has declined to such an extent or other such credit factors exist so that in the opinion of the Supervisor, as evidenced in writing to the Trustee, the retention of such Securities would be detrimental to the Trust and to the interest of the Unitholders;

        (vi) that all of the Securities in the Trust will be sold pursuant to termination of the Trust pursuant to Section 9.02 hereof;

       (vii)   that such sale is required due to Units tendered for redemption;

      (viii) that there has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in the opinion of the Supervisor the sale or tender of the Security is in the best interest of the Unitholders;

        (ix) if the Trust has not elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that the sale of such Securities is required in order to prevent the Trust from being deemed an association taxable as a corporation for federal income tax purposes; or

         (x) if the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, that such sale is necessary or advisable (i) to maintain the qualification of the Trust as a regulated investment company or (ii) to provide funds to make any distribution for a taxable year in order to avoid imposition of any excise taxes on the Trust.

   (b) In the event a Security is sold pursuant to Section 3.07(a)(v) as a direct result of serious adverse credit factors affecting the issuer of such Security and the Trust has elected to be taxed as a "regulated investment company" as defined in the United States Internal Revenue Code of 1986, as amended, then the Depositor may, but is not obligated, to direct the reinvestment of the proceeds of the sale of such Security in any other securities which meet the criteria necessary for inclusion in such Trust on the Initial Date of Deposit.

   (c) Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell or liquidate the specified Securities in accordance with such direction, and upon the receipt of the proceeds of any such sale or liquidation, after deducting therefrom any fees and expenses of the Trustee connected with such sale or liquidation and any brokerage charges, taxes or other governmental charges shall deposit such net proceeds in the applicable Capital Account provided, however, that Zero Coupon Obligations may not be sold to pay the fees and expenses of a Trust unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell or liquidate any Securities under this Section 3.07.

Section 3.08. Counsel. The Depositor may employ from time to time as it may deem necessary a firm of attorneys for any legal services that may be required in connection with the disposition of underlying securities pursuant to
Section 3.07. The fees and expenses of such counsel shall be paid by the Trustee from the Income and Capital Accounts of the appropriate Trust as provided for in Section 3.05(f) hereof.

Section 3.09. Notice and Sale by Trustee. If at any time a dividend (once due and payable) on any of the Securities shall not have been paid, the Trustee shall notify the Depositor thereof. If within thirty days after such notification the Depositor has not given any instruction to sell or to hold or has not taken any other action in connection with such Securities, the Trustee may in its discretion sell such Securities forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale.

Section 3.10. Liability, Indemnification and Succession of Depositor. (a) The Depositor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture.

   (b) Each Trust shall pay and hold the Depositor harmless from and against any loss, liability or expense incurred in acting as Depositor of such Trust other than by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Indenture and the rights and duties of the parties hereto and the interests of the Unitholders hereunder and, in such event, the legal expenses and costs of any such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust concerned and shall be paid directly by the Trustee out of the Income and Capital Accounts of such Trust.

   (c) The covenants, provisions and agreements herein contained shall in every case be binding upon any successor to the business of any Depositor. In the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners shall be relieved of all further liability under this Indenture. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Indenture.

Section 3.11. Notice to Depositor. In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of the Securities (including but not limited to the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to any matter relating to the Securities), the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five Business Days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action or refrain from taking any action (i) so as to insure that the Equity Securities are voted as closely as possible in the same manner and the same general proportion, with respect to all issues, as are shares of such Equity Securities that are held by owners other than the Trust and (ii) as it, in its sole discretion, shall deem advisable with respect to the Zero Coupon Obligations.

     In the event that an offer by the issuer of any of the Securities or any other party shall be made to issue new securities, or to exchange securities, for Trust Securities, the Trustee shall reject such offer. However, should any issuance, exchange or substitution be effected notwithstanding such rejection or without an initial offer, any securities, cash and/or property received shall be deposited hereunder and shall be promptly sold, if securities or property, by the Trustee unless the Depositor advises the Trustee to keep such securities, cash or properties. The Depositor may rely on the Supervisor in so advising the Trustee. The cash received in such exchange and cash proceeds of any such sales shall be distributed to Unitholders in the manner set forth in Section 3.05.

     Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.11.

Section 3.12. Replacement Securities. In the event that any contract to purchase any Contract Security is not consummated in accordance with its terms (such Contract Security being herein referred to as a "Failed Contract Security"), the Depositor may instruct the Trustee in writing either to effect a buy-in in accordance with the rules of the market place where the Failed Contract Securities were purchased or its clearing house or to purchase a replacement security (the "Replacement Security") which has been selected by the Depositor out of funds held by the Trustee pursuant to Section 3.03. Purchases of Replacement Securities will be made subject to the conditions set forth below:

         (a) The Replacement Securities shall be Zero Coupon Obligations or Equity Securities as originally selected for deposit in that Trust and any Replacement Securities which are Zero Coupon Obligations must have the same maturity value as the Failed Contract Security and, as close as is reasonably practical, the same maturity date, which must be on or prior to the Mandatory Termination Date;

         (b) The purchase of the Replacement Securities shall not adversely affect the federal income tax status of the Trust;

         (c) The purchase price of the Replacement Securities shall not exceed the total amount of cash deposited, or the amount available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security;

         (d) The written instructions of the Depositor shall (i) identify the Replacement Securities to be purchased, (ii) state that the contract to purchase, if any, to be entered into by the Trustee is satisfactory in form and substance and (iii) state that the foregoing conditions of clauses (a) through (d) have been satisfied with respect to the Replacement Securities; and

         (e) The Replacement Securities shall be purchased within 30 days after the deposit of the Failed Contract Security.

     Upon satisfaction of the foregoing conditions with respect to any Replacement Securities which shall be certified by the Depositor in the written instruction to the Trustee identifying the Replacement Securities, the Trustee shall enter into the contract to purchase such Replacement Securities and take all steps reasonably necessary to complete the purchase thereof. Whenever a Replacement Security is acquired by the Trustee pursuant to the provisions of this Section, the Trustee will, as agent for the Depositor, not later than five days after such acquisition, mail to each Unitholder a notice of such acquisition, including an identification of the Securities eliminated and the Securities acquired. Amounts in respect of the purchase price thereof on account of principal shall be paid out of and charged against the cash deposited, or the amounts available under the Letter of Credit deposited, by the Depositor at the time of the deposit of the Failed Contract Security. In the event that no purchase of Replacement Securities shall be made pursuant to this
Section 3.12, funds held for such purchase shall be distributed in accordance with Section 2.01(d). Any excess of the purchase price of a Failed Contract Security over the purchase price of its corresponding Replacement Security shall be credited to the Capital Account. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to, or any failure to make any purchase authorized by, this Section 3.12. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any Replacement Securities, nor shall the Trustee or Depositor be liable for errors of judgment in respect of this Section 3.12; provided, however, that this provision shall not protect the Depositor or the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

Section 3.13. Compensation for Services Provided.  Subject to the provisions of
Section 3.16 hereof, as compensation for portfolio supervisory services in its capacity as Supervisor, evaluation services in its capacity as Evaluator and for providing bookkeeping and other administrative services of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, the Depositor shall be paid an annual fee in the amount per Unit set forth in the Trust Agreement, which fee shall accrue daily and be computed on the number of Units outstanding as of January 1 of such year except during the year or years in which an initial offering period as determined in Section 5.01 of this Indenture occurs, in which case the fee for a month is based on the number of Units outstanding at the end of such month (such annual fee to be pro rated for any calendar year in which the Depositor provides services during less than the whole of such year), but in no event shall such compensation when combined with all compensation received from other series of the Fund for providing such services in any calendar year exceed the aggregate cost to the Depositor for providing such services. Such compensation may, from time to time, be adjusted provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of invoice therefor from the Depositor, upon which, as to the cost incurred by the Depositor of providing services hereunder the Trustee may rely, and shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this Section 3.13, the Trustee shall have the power to sell (a) Securities from the current list of Securities designated to be sold pursuant to Section 6.02 hereof, or (b) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.13, provided however, that Zero Coupon Obligations included in a Trust may not be sold to pay for amounts payable pursuant to this Section 3.13, unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit.

     Any moneys payable to the Depositor pursuant to this Section 3.13 shall be secured by a lien on the related Trust prior to the interest of Unitholders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 7.04 herein.

Section 3.14. Deferred Sales Charge. If the Prospectus related to a Trust specifies a deferred sale charge, the Trustee shall, on each Deferred Sales Charge Payment Date and as permitted by such Prospectus, withdraw from the Capital Account an amount per Unit equal to the Deferred Sales Charge Payment and credit such amount to a special non-Trust account maintained at the Trustee out of which the deferred sales charge will be distributed to the Depositor (the "Depositor's Account"). If the balance in the Capital Account is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Capital Account, or sell Securities and credit the proceeds thereof to such special Depositor's Account, provided, however, that (a) the aggregate amount which the Trustee shall be required to advance at any time for the payment of deferred sales charge and creation and development fee shall not exceed $15,000 and (b) Zero Coupon Obligations included in a Trust may not be sold to pay for amounts payable pursuant to this Section 3.14 unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit. If a Unitholder redeems Units prior to full payment of the deferred sales charge, the Trustee shall, if so provided in the related Prospectus, on the Redemption Date, deduct from the Redemption Price payable to such Unitholder an amount equal to the unpaid portion of the deferred sales charge and distribute such amount to such special Depositor's Account. The Depositor may at any time instruct the Trustee in writing to distribute to the Depositor amounts previously credited to the Depositor's Account. Amounts to be credited to the Depositor's Account with respect to each Deferred Sales Charge Payment are due and payable to the Depositor on the related Deferred Sales Charge Payment Date. If a Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any Deferred Sales Charge Payments collected by the Depositor to which it is not entitled.

     If any Deferred Sales Charge Payment Date is not a Business Day, that Deferred Sales Charge Payment Date shall be deemed to be the next Business Day. The term "Deferred Sales Charge Payment" shall mean a fraction of the total maximum deferred sales charge specified in the Prospectus, the numerator of which is one and the denominator of which is equal to the total number of Deferred Sales Charge Payment Dates.

Section 3.15. Creation and Development Fee. If the Prospectus related to a Trust specifies a creation and development fee, the Trustee shall, on such date or dates set forth in the Prospectus for a Trust withdraw from the Capital Account an amount equal to either the accrued and unpaid creation and development fee as of such date (for Trusts in which the applicable Prospectus provides that the creation and development accrue on a daily basis) or the entire creation and development fee (for Trusts in which the applicable Prospectus provides that the creation and development fee be assessed at the conclusion of the initial offering period, as certified by the Depositor to the Trustee) and credit such amount to a special non-Trust account designated by the Depositor out of which the creation and development fee will be distributed to the Depositor (the "Creation and Development Account"). For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the creation and development fee will accrue on a daily basis at an annual rate as set forth in such Prospectus for the Trust based on a percentage of the average daily Unit Value of the Trust. For Trusts in respect of which the applicable Prospectus provides that the entire creation and development fee will be assessed at the conclusion of the initial offering period, the reimbursement provided for in this section shall be for the account of Unitholders of record at the conclusion of the initial offering period and shall have no effect on the Unit Value prior to such date. If the balance in the Capital Account is insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional moneys in the Capital Account, or sell Securities and credit the proceeds thereof to such special Depositor's Account to the extent payable pursuant to this Section 3.15, provided, however, that (a) the aggregate amount which the Trustee shall be required to advance at any time for the payment of deferred sales charge and creation and development fee shall not exceed $15,000 and (b) Zero Coupon Obligations included in a Trust may not be sold to pay for amounts payable pursuant to this Section 3.15 unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit. If the Trust is terminated pursuant to Section 7.01(g), the Depositor agrees to reimburse Unitholders for any amounts of the Creation and Development Fee collected by the

Depositor to which it is not entitled. All advances made by the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interest of Unitholders. Notwithstanding the foregoing, the Depositor shall not receive any amount of Creation and Development Fee which exceeds the maximum amount per Unit stated in the Prospectus. For Trusts in which the applicable Prospectus provides for daily accrual of the creation and development fee, the Depositor shall notify the Trustee, not later than ten Business Days prior to the date on which the Depositor anticipates that the maximum amount of the creation and development fee the Depositor may receive has been accrued and shall also notify the Trustee as of the date when the maximum amount of the creation and development fee has been accrued. The Trustee shall have no responsibility or liability for damages or loss resulting from any error in the information in the preceding sentence. The Depositor agrees to reimburse the Trust and any Unitholder any amount of Creation and Development Fee it receives which exceeds the amount which the Depositor may receive under applicable laws, regulations and rules.

Section 3.16. Abatement of Compensation of the Trustee and Depositor. To the extent the cash balances of the Income and Capital Accounts and the proceeds of sale of available Securities shall be insufficient to pay all expenses of a Trust provided for herein, such expenses shall be paid in the following order:
(a) expenses and disbursements incurred by, and indemnification due, the Trustee, including legal and auditing expenses and such amounts as the Trustee may reasonably require as a reserve for future expenses, including any reserve for its indemnification, (b) compensation of the Trustee for extraordinary services, (c) compensation of the Trustee for its ordinary services, (d) compensation of the Depositor, and (e) compensation of Depositor's counsel; provided, however, that notwithstanding any other provision to the contrary in this Indenture in the event of such insufficiency, the Trustee shall continue to pay out of its own assets all expenses of such Trust with the exception of items
(d) and (e) above in order that no Zero Coupon Obligations be sold to pay the fees and expenses of a Trust if any such sale would reduce the maturity value of such Zero Coupon Obligations below $10 per Unit, provided, further, that unless the Trust attains an aggregate value, as determined pursuant to Section 6.01, of not less than $10,000,000 by the termination of the initial offering period, the Depositor shall reimburse the Trustee all expenses paid by the Trustee from the Trustee's own assets. The parties hereto agree that in the event that their fees and expenses are abated pursuant to this Section 3.16, they forever waive any right to reimbursement for such fees and expenses abated.

Section 3.17. Reclaiming Foreign Taxes. The Trustee shall use reasonable efforts to reclaim or recoup any amounts of non-U.S. tax paid by the Trust or withheld from income received by the Trust to which the Trust may be entitled as a refund.

Section 3.18. Foreign Currency Exchange. Unless the Depositor shall otherwise direct, whenever funds are received by the Trustee in foreign currency, upon the receipt thereof or, if such funds are to be received in respect of a sale of Securities, concurrently with the contract of the sale for the Security (in the latter case the foreign exchange contract to have a settlement date coincident with the relevant contract of sale for the Security), the Trustee shall enter into a foreign exchange contract for the conversion of such funds to U.S. dollars pursuant to the direction of the Depositor. The Trustee shall have no liability for any loss or depreciation resulting from such action taken pursuant to such directions.

                                   ARTICLE IV

                                   SUPERVISOR

Section 4.01. Liability of Supervisor. The Supervisor shall be under no liability to the Unitholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Supervisor may rely in good faith on any paper, order, notice, list, affidavit, receipt, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to it by the Trustee, counsel or any other persons pursuant to this Indenture and in furtherance of its duties.

Section 4.02. Resignation and Removal of Supervisor; Successor. (a) The Supervisor may resign and be discharged hereunder, by executing an instrument in writing resigning as Supervisor and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 4.02(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor or, if no Depositor is acting, the Trustee, shall use its best efforts to appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor or, if the appointment is made by the Trustee, the Trustee. Such appointment shall be made by written instrument executed by the Depositor or the Trustee, as applicable, one copy of which shall be delivered to the resigning Supervisor and one copy to the successor supervisor. The Depositor or, if no Depositor is acting, the Trustee, may remove the Supervisor at any time upon 30 days' written notice and appoint a successor supervisor having qualifications and at a rate of compensation satisfactory to the Depositor or, if the removal and appointment is made by the Trustee, the Trustee. Such appointment shall be made by written instrument executed by the Depositor or the Trustee, as applicable, in duplicate, one copy of which shall be delivered to the Supervisor so removed and one copy to the successor supervisor. Notice of such resignation or removal and appointment of a successor supervisor shall be mailed by the Trustee to each Unitholder then of record.

   (b) Any successor supervisor appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor supervisor without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Supervisor herein and shall be bound by all the terms and conditions of this Indenture.

   (c) In case at any time the Supervisor shall resign and no successor supervisor shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Supervisor may forthwith apply to a court of competent jurisdiction for the appointment of a successor supervisor. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor supervisor.

   (d) Any corporation into which the Supervisor hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Supervisor hereunder shall be a party, shall be the successor supervisor under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Supervisor may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

   (e) Any resignation or removal of the Supervisor and appointment of a successor supervisor pursuant to this Section shall become effective upon acceptance of appointment by the successor supervisor as provided in subsection
(b) hereof.

   (f) The Trustee shall have no responsibility for, or liability in respect of, any appointment or removal made by the Depositor, or for the rate of compensation determined by the Depositor, provided, however, that the Trustee may require, and shall be authorized conclusively to rely upon, a certificate of the Depositor or opinion of counsel satisfactory to the Trustee, that the rate of compensation to be paid is permissible under applicable laws and regulations.

ARTICLE V


                       EVALUATION OF SECURITIES; EVALUATOR

Section 5.01. Evaluation of Securities. (a) The Evaluator shall determine separately, and shall promptly furnish to the Trustee and the Depositor upon request, the value of each issue of Securities (including Contract Securities) ("Evaluation") as of the Evaluation Time (i) on each Business Day during the period which the Units are being offered for sale to the public and (ii) on any other day on which a Trust Evaluation is to be made pursuant to Section 6.01 or which is requested by the Depositor or the Trustee. As part of the Trust Evaluation, the Evaluator shall determine separately and promptly furnish to the Trustee and the Depositor upon request the Evaluation of each issue of Securities initially deposited in a Trust on the Initial Date of Deposit. The Evaluator's determination of the offering prices of the Securities on the Initial Date of Deposit shall be included in the Schedules attached to the Trust Agreement.

   (b) During the initial offering period of a Trust (as determined by the Depositor) such Evaluation shall be made in the following manner: if the Securities are listed on a national or foreign securities exchange or traded on the Nasdaq Stock Market, Inc., such Evaluation shall generally be based on the last available closing sale price on or immediately prior to the Evaluation Time on the exchange or market which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the Securities are listed thereon (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if there is no such available closing sale price on such exchange or market at the last available asked price of the Securities. If the Securities are not listed on such an exchange or traded on Nasdaq or, if so listed and the principal market therefor is other than on such exchange or market, or there is no such available sale price on such exchange or market, such Evaluation shall generally be based on the following methods or any combination thereof whichever the Evaluator deems appropriate: (i) in the case of Equity Securities, on the basis of the current asked price on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation), (ii) on the basis of current offering prices for the Zero Coupon Obligations as obtained from investment dealers or brokers who customarily deal in securities comparable to those held by the Trust, (iii) if offering prices are not available for the Zero Coupon Obligations or the Equity Securities, on the basis of offering or asked price for comparable securities, (iv) by determining the valuation of the Zero Coupon Obligations or the Equity Securities on the offering or asked side of the market by appraisal or (v) by any combination of the above. If the Trust holds Securities denominated in a currency other than U.S. dollars, the Evaluation of such Security shall be converted to U.S. dollars based on current offering side exchange rates (unless the Trustee deems such prices inappropriate as a basis for valuation). As used herein, the closing sale price is deemed to mean the most recent closing sale price on the relevant securities exchange at or immediately prior to the Evaluation Time. For each Evaluation, the Trustee shall also confirm and furnish to the Depositor the calculation of the Trust Evaluation to be computed pursuant to Section 6.01.

   (c) After the initial offering period of Units of a Trust (as determined by the Depositor), Evaluation of the Securities shall be made in the manner described in Section 5.01(b), on the basis of current bid prices for the Zero Coupon Obligations, on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars and, except in those cases in which the Equity Securities are listed on a national or foreign securities exchange or traded on Nasdaq and the last available sale prices are utilized, on the basis of the last available bid price of the Equity Securities. In addition, the Evaluator may reduce the Evaluation of each Security which is principally traded outside of the United States by the amount of any liquidation costs (other than brokerage costs incurred on any national securities exchange) and any capital gains or other taxes which would be incurred by the Trust upon the sale of such Security, such taxes being computed as if the Security were sold on the date of the Evaluation.

Section 5.02. Information for Unitholders. For the purpose of permitting Unitholders to satisfy any reporting requirements of applicable federal or state tax law, the Evaluator shall make available to the Trustee and the Trustee shall transmit to any Unitholder upon request any determinations made by the Evaluator pursuant to Section 5.01.

Section 5.03. Liability of Evaluator. The Trustee, the Depositor and the Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, the Depositor or the Unitholders for errors, provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

Section 5.04. Resignation and Removal of Evaluator; Successor. (a) The Evaluator may resign and be discharged hereunder, by executing an instrument in writing resigning as Evaluator and filing the same with the Depositor and the Trustee, not less than 60 days before the date specified in such instrument when, subject to Section 5.04(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor or, if no Depositor is acting, the Trustee, shall use its best efforts to appoint a successor Evaluator having qualifications and at a rate of compensation satisfactory to the Depositor or, if the appointment is made by the Trustee, the Trustee. Such appointment shall be made by written instrument executed by the Depositor or the Trustee, as applicable, one copy of which shall be delivered to the resigning Evaluator and one copy to the successor Evaluator. The Depositor or, if no Depositor is acting, the Trustee, may remove the Evaluator at any time upon 30 days' written notice and appoint a successor evaluator having qualifications and at a rate of compensation satisfactory to the Depositor or, if the removal and appointment is made by the Trustee, the Trustee. Such appointment shall be made by written instrument executed by the Depositor or the Trustee, as applicable, in duplicate, one copy of which shall be delivered to the Evaluator so removed and one copy to the successor evaluator. Notice of such resignation or removal and appointment of a successor Evaluator shall be mailed by the Trustee to each Unitholder then of record.

   (b) Any successor evaluator appointed hereunder shall execute, acknowledge and deliver to the Depositor and the Trustee an instrument accepting such appointment hereunder, and such successor evaluator without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Evaluator herein and shall be bound by all the terms and conditions of this Indenture.

   (c) In case at any time the Evaluator shall resign and no successor evaluator shall have been appointed and have accepted appointment within 30 days after notice of resignation has been received by the Depositor and the Trustee, the Evaluator may forthwith apply to a court of competent jurisdiction for the appointment of a successor evaluator. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor evaluator.

   (d) Any corporation into which the Evaluator hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Evaluator hereunder shall be a party, shall be the successor evaluator under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the Evaluator may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

   (e) Any resignation or removal of the Evaluator and appointment of a successor evaluator pursuant to this Section shall become effective upon acceptance of appointment by the successor evaluator as provided in subsection
(b) hereof.

   (f) The Trustee shall have no responsibility for, or liability in respect of, any appointment or removal made by the Depositor, or for the rate of compensation determined by the Depositor, provided, however, that the Trustee may require, and shall be authorized conclusively to rely upon, a certificate of the Depositor or opinion of counsel satisfactory to the Trustee, that the rate of compensation to be paid is permissible under applicable laws and regulations.

     Section 5.05. Valuation of Listed Securities for which Closing Prices are Available; Foreign Currency Conversions. Unless the Trust Agreement otherwise provides, the Trustee shall provide to the Evaluator the closing sale price of any Security listed on a national or foreign securities exchange or traded on the Nasdaq Stock Market, Inc., based on information available to the Trustee from a reporting service approved by the Evaluator, which closing price shall be used for evaluations made pursuant to Section 5.01 (unless the Evaluator deems such price inappropriate as a basis for evaluation). Neither the Trustee, the Evaluator nor the Depositor shall be liable for any loss or depreciation resulting from any errors contained in the information received from any such reporting service.

     The Evaluator shall instruct the Trustee as to the method whereby calculations of U.S. dollar equivalents are to be made for purpose of net asset value computations and otherwise as may be required hereunder. The Trustee shall have no liability for any loss or depreciation resulting from any calculation of U.S. dollar equivalent made pursuant to the Evaluator's instruction.

                                   ARTICLE VI

                TRUST EVALUATION, REDEMPTION, PURCHASE, TRANSFER,
                       INTERCHANGE OR REPLACEMENT OF UNITS

Section 6.01. Trust Evaluation. As of the Evaluation Time (a) on the last Business Day of each year, (b) on the day on which any Unit is tendered for redemption and (c) on any other day desired by the Trustee or requested by the Depositor, the Trustee shall: Add (i) all moneys on deposit in a Trust (excluding (1) cash, cash equivalents or Letters of Credit deposited pursuant to Section 2.01 hereof for the purchase of Contract Securities, unless such cash or Letters of Credit have been deposited in the Income and Capital Accounts because of failure to apply such moneys to the purchase of Contract Securities pursuant to the provisions of Sections 2.01, 3.02 and 3.03 hereof and (2) moneys credited to the Reserve Account pursuant to Section 3.04 hereof), plus (ii) the aggregate Evaluation of all Securities (including Contract Securities and additional Securities for which purchase contracts have been entered into pursuant to the Depositor's instructions pursuant to clause (ii) of the first sentence of
Section 2.01(b), less the purchase price of such contracts) on deposit in such Trust (such Evaluation to be made on the basis of bid prices for the Zero Coupon Obligations and the aggregate underlying value of the Equity Securities as determined in Section 5.01(b) for the purpose of computing redemption value of Units as set forth in Section 6.02 hereof), plus (iii) all other income from the Securities (including dividends receivable on the Securities trading ex-dividend as of the date of such valuation) as of the Evaluation Time on the date of such Evaluation together with all other assets of such Trust. For each such computation there shall be deducted from the sum of the above (i) amounts representing any applicable taxes or charges payable out of the respective Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account, (ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Supervisor, the Depositor and counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of computation, (iii) if the Prospectus for a Trust provides that the creation and development fee, if any, accrues on a daily basis, amounts representing unpaid accrued creation and development fees, (iv) if the Prospectus for a Trust provides that the deferred sales charge, if any, accrues on a daily basis, amounts representing unpaid accrued deferred sales charge, and (v) any moneys identified by the Trustee, as of the date of such computation, as held for distribution to Unitholders of record as of an Income or Capital Account Record Date, or for payment of the Redemption Price of Units tendered, prior to such date. The resulting figure is herein called a "Trust Evaluation." The value of the pro rata share of each Unit of the respective Trust determined on the basis of any such evaluation shall be referred to herein as the "Unit Value." Amounts receivable by the Trust in foreign currency shall be reported to the Evaluator who shall convert the same to U.S. dollars based on current exchange rates, in the same manner as provided in Section 5.01(b) or 5.01(c), as applicable, for the conversion of the valuation of foreign Securities, and the Evaluator shall report such conversion with each Evaluation made pursuant to Section 5.01.

     For each day on which the Trustee shall make a Trust Evaluation it shall also determine Unit Value for such day. Such Unit Value shall be determined by dividing said Trust Evaluation by the number of Units outstanding on such day.

     The Depositor is authorized to obtain from MFQS a unit investment trust ticker symbol for a Trust and to contract with Nasdaq for the dissemination of the Trust Evaluation computed by the Trustee through the MFQS, provided, however, that no such contract shall affect the Trustee's duties or liabilities without its prior consent. When and as directed by the Depositor, the Trustee shall cause the Trust Evaluation to be communicated to MFQS for such purpose. The Depositor and Trustee shall be reimbursed from the respective Trust for any cost or expense incurred in connection with the obtaining of the ticker symbol and the communication to MFQS and its dissemination of the Trust Evaluation. Neither the Depositor nor the Trustee shall be liable for any error, omission or other action of Nasdaq in connection with the dissemination of the Trust Evaluation, and the Depositor and the Trustee shall be indemnified by the respective Trust and held harmless against any loss, liability, claim or expense resulting from any error, omission or other action of Nasdaq. In no event shall the Trustee be liable to any person for special, indirect, or consequential damages of any kind whatsoever resulting from or in connection with the dissemination of the Trust Evaluation through MFQS whether or not the Trustee has been advised as to the possibility of such damages and regardless of the form of action in which any such claim for damages may be made.

Section 6.02. Redemptions by Trustee; Purchases by Depositor. Any Unit tendered for redemption by a Unitholder or his duly authorized attorney to the Trustee at its unit investment trust division office, currently at 4 Chase MetroTech Center, Brooklyn, New York 11245, whether in the form of a Certificate or in uncertificated form tendered by means of an appropriate request for redemption in form approved by the Trustee shall be redeemed by the Trustee no later than the seventh calendar day following the day on which tender for redemption is made, provided that if such day of redemption is not a Business Day, then such Unit shall be redeemed on the first Business Day prior thereto (being herein called the "Redemption Date"). Subject to payment by such Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by payment on the Redemption Date of cash equivalent to the Unit Value, determined by the Trustee as of the Evaluation Time on the date of tender, multiplied by the number of Units registered in the name of the tendering Unitholder (herein called the "Redemption Price"). Units received for redemption by the Trustee on any day after the Evaluation Time will be held by the Trustee until the next Business Day and will be deemed to have been tendered on such day for redemption at the Redemption Price computed on that day. Units will be deemed to be "tendered" to the Trustee when the Trustee is in physical receipt of the Certificate or Certificates representing such Units and/or such documentation as is required to accomplish transfers of Units pursuant to
Section 6.03 hereof.

     Subject to the restrictions set forth in the Prospectus of a Trust, Unitholders of a Trust who redeem that minimum number of Units of a Trust set forth in the Prospectus for such Trust may request a distribution in-kind of (i) such Unitholder's pro rata portion of each of the Securities listed on a United States securities exchange or traded on Nasdaq ("U.S. listed securities") in such Trust, in whole shares, and (ii) cash equal to such Unitholder's pro rata portion of the Income and Capital Accounts as follows: (x) a pro rata portion of the net proceeds of sale of the non-U.S. listed Securities, Zero Coupon Obligations and Securities representing any fractional shares included in such Unitholder's pro rata share of the Securities and (y) such other cash as may properly be included in such Unitholder's pro rata share of the sum of the cash balances of the Income and Capital Accounts in an amount equal to the Unit Value determined on the basis of a Trust Evaluation made in accordance with Section
6.01 determined by the Trustee on the date of tender less amounts determined in clauses (i) and (ii)(x) of this Section. Subject to Section 6.05 with respect to Rollover Unitholders, to the extent possible, distributions of Securities pursuant to an in-kind redemption of Units shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at the Depository Trust Company. Any distribution in-kind will be reduced by customary transfer and registration charges.

     Notwithstanding anything herein to the contrary, in the event that any tender of Units pursuant to this Section 6.02 would result in the disposition by the Trustee of less than a whole Security, the Trustee shall distribute cash in lieu thereof and sell such Securities as directed by the Sponsors as required to make such cash available.

     The Trustee may in its discretion, and shall when so directed by the Depositor, suspend the right of redemption for Units of a Trust or postpone the date of payment of the Redemption Price therefor for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by such Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (3) for such other period as the Securities and Exchange Commission may by order permit, and shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

     Not later than the close of business on the day of tender of a Unit for redemption by a Unitholder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase as soon as practicable thereafter but in no event subsequent to the close of business on the second Business Day after the day on which such Unit was tendered for redemption, provided, however, that the Depositor shall be obligated to purchase such a Unit if the redemption of such Unit would otherwise necessitate the advancing of monies to a Trust by the Trustee to pay the Redemption Price for such Unit. Such purchase shall be made by payment for such Unit by the Depositor to the Unitholder not later than the close of business on the Redemption Date of an amount not less than the Redemption Price which would otherwise be payable by the Trustee to such Unitholder.

     Any Unit so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the unit investment trust division office of the Trustee in the manner provided in the first paragraph of this
Section 6.02.

     If the Depositor does not elect to purchase any Units of a Trust tendered to the Trustee for redemption, or if Units are being tendered by the Depositor for redemption, that portion of the Redemption Price which represents income shall be withdrawn from the Income Account to the extent available. The balance paid on any Redemption Price, including income not paid from the Income Account, if any, shall be withdrawn from the Capital Account to the extent that funds are available for such purpose. If such available fund shall be insufficient, the Trustee shall sell such Securities as have been designated on the current list for such purpose by the Supervisor, as hereinafter in this Section 6.02 provided, in amounts as the Trustee in its discretion shall deem advisable or necessary in order to fund the Capital Account for purposes of such redemption, provided, however, that Zero Coupon Obligations may not be sold unless the Depositor and Trustee, which may rely on the advice of the Supervisor, have determined that the maturity value of the Zero Coupon Obligations remaining after such proposed sale, divided by the number of Units outstanding after the tendered Units are redeemed, shall equal or exceed $10. In the event that
(i) Zero Coupon Obligations may not be sold to fund a redemption of Units pursuant to the preceding sentence, and (ii) no other Trust assets are available for liquidation to fund such redemption, the Trustee will advance to the Trust such amounts as may be necessary to pay the Redemption Price of the tendered Units. The Trustee shall be reimbursed the amount of any such advance from the Trust as soon as Zero Coupon Obligations may be sold in such amount as will not reduce the face amount of Zero Coupon Obligations still held in the Trust below the amount required to distribute $10 per Unit from the proceeds of the sale or maturity of the Zero Coupon Obligations upon the termination of the Trust on the Mandatory Termination Date. The Trustee shall be deemed to be the beneficial owner of the Zero Coupon Obligations held in the Trust to the extent of all amounts advanced by it pursuant to this Section 6.02, and such advances shall be secured by a lien on the Trust prior to the interest of Unitholders, provided, however, that the Trustee's beneficial interest in the Trust and the lien securing such interest shall not at any time exceed such amount as would reduce the amount distributable from the Trust upon maturity or sale of Zero Coupon Obligations upon the termination of the Trust on the Mandatory Termination Date to less than $10 per Unit. Sale of Securities by the Trustee shall be made in such manner as the Trustee shall determine will bring the best price obtainable for the Trust, subject to any limitations as to the minimum amount of Equity Securities to be sold specified in the Trust Agreement. In the event that


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
either (i) funds are withdrawn from the Capital Account and are applied to the payment of income upon any redemption of Units or (ii) Securities are sold for the payment of the Redemption Price and any portion of the proceeds of such sale is applied to the payment of income upon such redemption, then, in either such event, the Capital Account shall be reimbursed therefor at such time as sufficient funds may be next available in the Income Account for such purpose.

     The Supervisor, who may consult with the Depositor, shall designate the Securities held in each Trust to be sold for the purpose of redemption of Units tendered for redemption and not purchased by the Depositor, and for payment of expenses hereunder, provided that if the Supervisor shall for any reason fail to designate Securities for such purpose the Trustee, in its sole discretion, may designate Securities for such purposes but prior to the sale of any Zero Coupon Obligations the Depositor and the Trustee shall have made the determination as to the maturity value of the unsold Zero Coupon Obligations described in the immediately preceding paragraph of this Section 6.02. The net proceeds of any sales of Securities representing principal shall be credited to the Capital Account of a Trust and the proceeds of such sales representing accrued interest shall be credited to the Income Account of a Trust.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this
Section 6.02.   Certificates evidencing Units redeemed pursuant to this
Section 6.02 shall be cancelled by the Trustee and the Units evidenced by such Certificates shall be terminated by such redemptions. In the event that a Certificate shall be tendered representing a number of Units greater than those requested to be redeemed by the Unitholder, the Trustee shall issue to such Unitholder, unless such Unitholder requests such Units be uncertificated, upon payment of any tax or charges of the character referred to in the third paragraph of Section 6.03, a new Certificate evidencing the Units representing the balance of the Certificate so tendered and not redeemed.

Section 6.03. Transfer or Interchange of Units. Units will be held in uncertificated form unless the Unitholder requests in writing to have such Units be held in certificated form. Units may be transferred by the registered holder thereof by presentation and surrender of such Units and Certificates, if issued, at the unit investment trust division office of the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the Unitholder or his authorized attorney, whereupon new Units or a new registered Certificate or Certificates for the same number of Units of the same Trust executed by the Trustee and the Depositor will be issued in exchange and substitution therefor and Units surrendered shall be cancelled by the Trustee. The registered holder of any Unit may transfer such Unit by the presentation of transfer instructions and Certificates, if issued, to the Trustee at the unit investment trust division office of the Trustee accompanied by such documents as the Trustee deems necessary to evidence the authority of the person making such transfer and executed by the registered holder or his authorized attorney, whereupon the Trustee shall make proper notification of such transfer on the registration books of the Trustee. Unitholders holding their Units in uncertificated form may at any time request the Trustee to issue Certificates for such Units and Unitholders holding Certificates may at any time request that their Units be held in uncertificated form. The Trustee shall, upon receipt of such request in form satisfactory to it, accompanied by Certificates, if any, issue such Certificates, or cancel such Certificate and make such appropriate notations on


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
its books, as may be requested by such Unitholder; provided that the Trustee is entitled to specify the minimum denomination of any Certificate issued. Certificates issued pursuant to this Indenture are interchangeable for one or more other Certificates in an equal aggregate number of Units of the same Trust and all Certificates issued shall be issued in denominations of one Unit or any multiple thereof as may be requested by the Unitholder.

     The Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary, nor be liable to any person or in any way for so deeming and treating the person in whose name any Unit shall be so registered.

     A sum sufficient to pay any tax or other governmental charge that may be imposed in connection with any such transfer or interchange shall be paid by the Unitholder to the Trustee. The Trustee may require a Unitholder to pay a reasonable fee which the Trustee in its sole discretion shall determine for each new Certificate issued on any such transfer or interchange.

     All Certificates cancelled pursuant to this Indenture shall be disposed of by the Trustee without liability on its part.

Section 6.04. Certificates Mutilated, Destroyed, Stolen or Lost. In case any Certificate shall become mutilated or be destroyed, stolen or lost, the Trustee shall execute and deliver a new Certificate in exchange and substitution therefor upon the holder's furnishing the Trustee with proper identification and satisfactory indemnity, complying with such other reasonable regulations and conditions as the Trustee may prescribe and paying such expenses as the Trustee may incur. Any mutilated Certificate shall be duly surrendered and cancelled before any new Certificate shall be issued in exchange and substitution therefor. Upon the issuance of any new Certificate a sum sufficient to pay any tax or other governmental charge and the fees and expenses of the Trustee may be imposed. Any such new Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in a Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     In the event a Trust has terminated or is in the process of termination, the Trustee may, instead of issuing a new Certificate in exchange and substitution for any Certificate which shall have become mutilated or shall have been destroyed, stolen or lost, make the distributions in respect of such mutilated, destroyed, stolen or lost Certificate (without surrender thereof except in the case of a mutilated Certificate) as provided in Section 9.02 hereof if the Trustee is furnished with such security or indemnity as it may require to save it harmless, and in the case of destruction, loss or theft of a Certificate, evidence to the satisfaction of the Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof.

Section 6.05. Rollover of Units. (a) If the Depositor shall offer a subsequent series of a Trust (the "New Series"), the Trustee shall, if so directed and at the time specified by the Depositor, send a form of election to Unitholders (which may be included in the notice sent to Unitholders specified in Section 9.02) whereby Unitholders, whose redemption distribution would be in an amount


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
sufficient to purchase at least one Unit of the New Series, may elect to have their Units redeemed through an in-kind distribution in the manner provided in
Section 6.02, the Securities included in the in-kind distribution sold, and the cash proceeds applied by the Distribution Agent to purchase Units of the New Series, all as hereinafter provided. The Trustee shall honor properly completed election forms returned to the Trustee, accompanied by any Certificate evidencing Units tendered for redemption or a properly completed redemption request with respect to uncertificated Units, by its close of business five days prior to the Special Redemption Date.

     All Units so tendered by a Unitholder (a "Rollover Unitholder") shall be redeemed and canceled on the Special Redemption Date. Subject to payment by such Rollover Unitholder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made through an in-kind distribution pursuant to Section 6.02 by distribution of cash and/or Securities to the Distribution Agent on the Special Redemption Date (herein called the "Rollover Distribution"). Any Securities that are made part of the Rollover Distribution shall be valued for purposes of the redemption distribution as of the Special Redemption Date.

     All Securities included in a Unitholder's Rollover Distribution shall be sold by the Distribution Agent on the Special Redemption Date specified in the Prospectus pursuant to the Depositor's direction, and the Distribution Agent may employ the Depositor as broker or agent in connection with such sales. For such brokerage services, the Depositor shall be entitled to compensation at its customary rates, provided however, that its compensation shall not exceed the amount authorized by applicable Securities laws and regulations. In the event the Depositor does not direct the manner in which Securities are to be sold, the Securities shall be sold in such manner as the Distribution Agent, in its sole discretion, shall determine. The Distribution Agent shall have no responsibility for any loss or depreciation incurred by reason of any sale made pursuant to this Section.

     Upon each trade date for sales of Securities included in the Rollover Unitholder's Rollover Distribution, the Distribution Agent shall, as agent for such Rollover Unitholder, enter into a contract with the Depositor to purchase from the Depositor Units of the New Series (if any), at the public offering price for such Units on the Special Redemption Date. Such contract shall provide for purchase of the maximum number of Units of the New Series whose purchase price is equal to or less than the cash proceeds held by the Distribution Agent for the Unitholder on such day (including therein the proceeds anticipated to be received in respect of Securities traded on such day net of all brokerage fees, governmental charges and any other expenses incurred in connection with such sale), to the extent Units are available for purchase from the Depositor. In the event a sale of Securities included in the Rollover Unitholder's Rollover Distribution shall not be consummated in accordance with its terms, the Distribution Agent shall apply the cash proceeds held for such Unitholder as of the settlement date for the purchase of Units of the New Series to purchase the maximum number of Units which such cash balance will permit, and the Depositor agrees that the settlement date for Units whose purchase was not consummated as a result of insufficient funds will be extended until cash proceeds from the Rollover Distribution are available in a sufficient amount to settle such purchase. If the Unitholder's Rollover Distribution will produce insufficient cash proceeds to purchase all of the Units of the New Series contracted for, the Depositor agrees that the contract shall be rescinded with


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
respect to the Units as to which there was a cash shortfall without any liability to the Rollover Unitholder or the Distribution Agent. Any cash balance remaining after such purchase shall be distributed within a reasonable time to the Rollover Unitholder by check mailed to the address of such Unitholder on the registration books of the Trustee. Units of the New Series will be uncertificated unless and until the Rollover Unitholder requests a certificate. Any cash held by the Distribution Agent shall be held in a non-interest bearing account which will be of benefit to the Distribution Agent in accordance with normal banking procedures. Neither the Trustee nor the Distribution Agent shall have any responsibility or liability for loss or depreciation resulting from any reinvestment made in accordance with this paragraph, or for any failure to make such reinvestment in the event the Depositor does not make Units available for purchase.

   (b) Notwithstanding the foregoing, the Depositor may, in its discretion at any time, decide not to offer a New Series in the future, and if so, this
Section 6.05 shall be inoperative.

   (c) The Distribution Agent shall receive no fees for performing its duties hereunder. The Distribution Agent shall, however, be entitled to receive reimbursement from the Trust for any and all expenses and disbursements to the same extent as the Trustee is permitted reimbursement hereunder.

                                   ARTICLE VII

                                     TRUSTEE

Section 7.01. General Definition of Trustee's Liabilities, Rights and Duties. The Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect each Trust and the rights and interests of the Unitholders thereof pursuant to the terms of this Indenture, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Capital Accounts of such Trust and the payment of such costs and expenses shall be secured by a prior lien on such Trust.

     In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth the liabilities of the Trustee are further defined as follows:

         (a) all moneys deposited with or received by the Trustee hereunder related to a Trust shall be held by it without interest in trust as part of such Trust or the Reserve Account of such Trust until required to be disbursed in accordance with the provisions of this Indenture and such moneys will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved, the Trustee shall handle such moneys in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940;

         (b) the Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, Securities or certificates pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture, or otherwise, except by reason of its own gross negligence, lack of good faith or willful misconduct, provided that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any construction of any such provisions hereof by the Trustee in good faith shall be binding upon the parties hereto;

         (c) the Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Evaluator or the Supervisor, or for the form, character, genuineness, sufficiency, value or validity of any Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Certificates (except for the due execution thereof by the Trustee) or of the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty, or obligation to any Unitholder or the Depositor, the Evaluator or the Supervisor, other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Evaluator or the Supervisor;

         (d) the Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may involve it in expense or liability, unless as often as required by the Trustee, it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost of the Trustee from such actions shall be deductible from and a charge against the Income and Capital Accounts of the affected Trust;

         (e) the Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the Trustee reimbursable from the Income and Capital Accounts of the affected Trust as set forth in Section 7.04 hereof;

         (f) if at any time the Depositor shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed, or such Depositor shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of such Depositor or of its property shall be appointed, or any public officer shall take charge or control of such Depositor or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor who shall act hereunder in all respects in place of such Depositor which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction ratably from the Income Account of the affected Trust or, to the extent funds are not available in such Account, from the Capital Account of the affected Trust but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(C) of the Investment Company Act of 1940, or (2) terminate and liquidate the affected Trust in the manner provided in Section 9.02;

         (g) if (i) the value of any Trust as shown by any Trust Evaluation pursuant to Section 6.01 hereof shall be less than 40% of the aggregate principal amount of Securities initially deposited in such Trust, the Trustee may in its discretion, and shall when so directed by the Depositor, terminate this Indenture and the Trust created hereby and liquidate such Trust, in such manner as the Depositor shall direct, or, if the Depositor does not so direct, in such manner as the Trustee determines in its discretion, (ii) within ninety days from the time that a Trust's registration statement has first become effective under the Securities Act of 1933, as amended, the net worth of such Trust declines to less than $100,000 or such Trust is terminated, the Depositor shall refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust, and the Trustee shall liquidate the Securities then held by such Trust and distribute the proceeds thereof to the Unitholders of such Trust, or (iii) in the event that redemptions by the Depositor or any underwriter of Units of a Trust constituting a part of the Units not theretofore sold to the public results in such Trust having a net worth of less than 40% of the principal amount of the Securities initially deposited in such Trust, the Trustee shall terminate such Trust and distribute the assets thereof to the Unitholders of such Trust and the Depositor shall refund, on demand and without deduction, all sales charges to each person who purchased Units of such Trust from the Depositor or from any underwriter or dealer participating in the distribution.

         (h) in no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee hereunder or upon or in respect of any Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Income and Capital Accounts of the affected Trust, and the payment of such amounts so paid by the Trustee shall be secured by a prior lien on such Trust;

         (i) no payment to a Depositor or to any principal underwriter (as defined in the Investment Company Act of 1940) for any Trust or to any affiliated person (as so defined) or agent of a Depositor or such underwriter shall be allowed as an expense except for payment of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee;

         (j) the Trustee except by reason of its own gross negligence or willful misconduct shall not be liable for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (k) The Trustee in its individual or any other capacity may become an owner or pledgee of, or be an underwriter or dealer in respect of, obligations issued by the same issuer (or an affiliate of such issuer) of any Securities at any time held as part of the Trust and may deal in any manner with the same or with the issuer (or an affiliate of the issuer) with the rights and powers as if it were not the Trustee hereunder; and

         (l) The Trust may include a letter or letters of credit issued by the Trustee in its individual capacity for the account of the Depositor, and the Trustee may otherwise deal with Depositor with the same rights and powers as if it were not the Trustee hereunder.

     Notwithstanding any provision to the contrary in this Indenture, no Zero Coupon Obligations may be sold to pay the fees and expenses of a Trust unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit.

Section 7.02. Books, Records and Reports. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its unit investment trust division office including a record of the name and address of, and the Units issued by each Trust and held by, every Unitholder, and such books and records of each Trust shall be open to inspection by any Unitholder of such Trust at all reasonable times during the usual business hours.

     Unless the Depositor determines that such an audit is not required, the account of each Trust shall be audited not less than annually by independent public accountants designated from time to time by the Depositor and reports of such accountants shall be furnished by the Trustee, upon request, to Unitholders.

     If provided for in the Prospectus for a Trust, the Trustee shall pay, or reimburse to the Depositor, the expenses related to the updating of the Trust's registration statement, to the extent of legal fees, typesetting fees, electronic filing expenses and regulatory filing fees. Such expenses shall be paid from the Income Account, or to the extent funds are not available in such Account, from the Capital Account, against an invoice or invoices therefor presented to the Trustee by the Depositor. By presenting such invoice or invoices, the Depositor shall be deemed to certify, upon which certification the Trustee is authorized conclusively to rely, that the amounts claimed therein are properly payable pursuant to this paragraph. The Depositor shall provide the Trustee, from time to time as requested, an estimate of the amount of such expenses, which the Trustee shall use for the purpose of estimating the accrual of Trust expenses. The amount paid by the Trust pursuant to this paragraph in each year shall be separately identified in the annual statement provided to Unitholders. The Depositor shall assure that the Prospectus for the Trust contains such disclosure as shall be necessary to permit payment by the Trust of the expenses contemplated by this paragraph under applicable laws and regulations. The provisions of this paragraph shall not limit the authority of the Trustee to pay, or reimburse to the Depositor or others, such other or additional expenses as may be determined to be payable from the Trust as provided herein.

     The Trustee shall make such annual or other reports as may from time to time be required to be filed by the Trustee under any applicable state or federal statute or rule or regulation thereunder.

Section 7.03. Indenture and List of Securities on File. The Trustee shall keep a certified copy or duplicate original of this Indenture on file at its unit investment trust division office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities in each Trust.

Section 7.04. Compensation. Subject to the provisions of Section 3.16 hereof, including the assumption of expenses therein, for services performed under this Indenture the Trustee shall be paid an annual fee in the amount per Unit set forth in the Trust Agreement, which fee shall accrue daily and be computed on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 5.01 of this Indenture, in which case the fee is calculated based on the largest number of Units outstanding during the month preceding the Monthly Record Date on which the compensation is paid (such annual fee to be prorated for any calendar year in which the Trustee provides services during less than the whole of such year). Notwithstanding the foregoing, the Trustee shall receive a minimum fee from each Trust of $2,500 in each calendar year during which the Trustee is acting (such minimum fee to be pro rated for any calendar year in which the Trustee acts for a period less than the whole of such year). The Trustee may from time to time adjust its compensation as set forth above provided that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unitholder hereunder shall not be required for any such adjustment or increase. Such compensation shall be charged in installments by the Trustee against the Income and Capital Accounts of each Trust at the times specified in Section 3.05; provided, however, that such compensation shall be deemed to provide only for the usual, normal and proper functions undertaken as Trustee pursuant to this Indenture. The Trustee shall also charge the Income and Capital Accounts of each Trust for any and all expenses and disbursements incurred hereunder, including license fees, if any, expenses incurred in printing and mailing quarterly, semi-annual or annual communications to Unitholders if the Prospectus so provides, legal and auditing expenses, and for any extraordinary services performed by the Trustee hereunder relating to such Trust. Such expenses may include an amount payable to the Trustee reflecting the cost to the Trustee of advancing funds to the Trust, such amount to be computed on the average balance of advances made to the Trust during the year and current short-term interest rates. Notwithstanding the foregoing, no Zero Coupon Obligations may be sold to pay any fees or expenses of a Trust, unless the maturity value of such Zero Coupon Obligations shall not be reduced below $10 per Unit. If other Securities are not available in a Trust's Accounts to sell for such purpose, then such fees and expenses shall be paid in accordance with Section 3.16 hereof.

     The Trustee shall be indemnified ratably by the affected Trusts and held harmless against any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Income and Capital Accounts of the affected Trust shall be insufficient to provide for amounts payable pursuant to this Section 7.04, the Trustee shall have the power to sell
(i) Securities of the affected Trust from the Securities designated to be sold pursuant to Section 6.02 hereof, or (ii) if no such Securities have been so designated, such Securities of the affected Trust as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 7.04.

     The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this
Section 7.04. Any moneys payable to the Trustee pursuant to this Indenture shall be secured by a prior lien on the affected Trust.

Section 7.05. Removal and Resignation of Trustee; Successor. The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

         (a) the Trustee or any trustee or trustees hereafter appointed may resign and be discharged of a Trust created by this Indenture, by executing an instrument in writing resigning as Trustee of such Trust and filing same with the Depositor and mailing a copy of a notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such instrument when, subject to Section 7.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. The Depositor may at any time remove the Trustee, with or without cause, and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee. Notice of such resignation or removal of a trustee and appointment of a successor trustee shall be mailed by the successor trustee, promptly after its acceptance of such appointment, to each Unitholder then of record;

         (b) any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. No successor trustee shall be liable for the acts or omissions of its predecessor. Upon the request of such successor trustee, the Depositor and the retiring Trustee shall, upon payment of any amounts due the retiring Trustee, or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Securities and moneys at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture;

         (c) in case at any time the Trustee shall resign and no successor trustee shall have been appointed and have accepted appointment within thirty days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee;

         (d) any entity into which any trustee hereunder may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which any trustee hereunder shall be a party, shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding; and

         (e) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof. The Trustee's and each successor trustee's right to indemnification shall survive its resignation or removal.

Section 7.06. Qualifications of Trustee. The Trustee shall be a corporation organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.

                                  ARTICLE VIII

                              RIGHTS OF UNITHOLDERS

Section 8.01. Beneficiaries of Trust. By the purchase and acceptance or other lawful delivery and acceptance of any Unit, whether certificated or not, of a Trust the Unitholder shall be deemed to be a beneficiary of such Trust created by this Indenture and vested with all right, title and interest in such Trust to the extent of the Units set forth and evidenced by such Certificate or held in uncertificated form, subject to the terms and conditions of this Indenture and of such Certificate.

Section 8.02. Rights, Terms and Conditions. In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture the Unitholders shall have the following rights and powers and shall be subject to the following terms and conditions:

         (a) a Unitholder may at any time prior to the Evaluation Time on the date on which a Trust is terminated tender his Units or his Certificate(s) if held in certificated form (including any temporary Certificate or other evidence of ownership of Units of such Trust, issued by the Trustee or the Depositor) to the Trustee for redemption in accordance with Section 6.02;

         (b) the death or incapacity of any Unitholder shall not operate to terminate this Indenture or a Trust to which the Certificate relates nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court of competent jurisdiction for a partition or winding up of a Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unitholder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or moneys from time to time received, held and applied by the Trustee hereunder; and

         (c) no Unitholder shall have any right to vote or in any manner otherwise control the operation and management of a Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates which may have been issued, be construed so as to constitute the Unitholders from time to time as partners or members of an association; nor shall any Unitholder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.

                                   ARTICLE IX

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

Section 9.01. Amendments. (a) This Indenture may be amended from time to time by the parties hereto or their respective successors, without the consent of any of the Unitholders, (i) to cure any ambiguity or to correct or supplement any provision contained hereon which may be defective or inconsistent with any other provision contained herein; or (ii) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interests of the Unitholders; provided, however, that the parties hereto may not amend this Indenture so as to (1) increase the number of Units issuable hereunder above the maximum number set forth in Section 2.03 of this Indenture except as provided in Section 6.04 hereof or such lesser amount as may be outstanding at any time during the term of this Indenture or (2) permit the deposit or acquisition hereunder of interest-bearing obligations or other securities either in addition to or in substitution for any of the Securities.

   (b)  Except for the amendments, changes or modifications as provided in
Section 9.01(a) hereof, neither the parties hereto nor their respective successors shall consent to any other amendment, change or modification of this Indenture without the giving of notice and the obtaining of the approval or consent of Unitholders representing at least 66 2/3% of the Units then outstanding of the affected Trust. Nothing contained in this Section 9.01(b) shall permit, or be construed as permitting, a reduction of the aggregate percentage of Units the holders of which are required to consent to any amendment, change or modification of this Indenture without the consent of the Unitholders of all of the Units then outstanding of the affected Trust and in no event may any amendment be made which would (1) alter the rights to the Unitholders as against each other, (2) provide the Trustee with the power to engage in business or investment activities other than as specifically provided in this Indenture or (3) adversely affect the characterization of the Trust (if no election has been made to cause the Trust to be taxed as a "regulated investment company") as a grantor trust for federal income tax purposes.

     (c) Unless the Depositor directs that other notice shall be provided, the Trustee shall include in the annual report provided pursuant to Section 3.06 notification of the substance of such amendment.

Section 9.02. Termination. This Indenture and each Trust created hereby shall terminate upon the maturity, redemption, sale or other disposition as the case may be of the last Security held in such Trust hereunder unless sooner terminated as hereinbefore specified, and may be terminated at any time by the written consent of 66 2/3% of the Unitholders of the respective Trust; provided that in no event shall any Trust continue beyond its Mandatory Termination Date. Upon the date of termination the registration books of the Trustee shall be closed.

     In the event of any termination of the Trust prior to the Mandatory Termination Date, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this
Section 9.02, except that in such event, the distribution to each Unitholder shall be made in cash and shall be such Unitholder's pro rata interest in the balance of the Capital and Income Accounts after the deductions herein provided. In the event that the Trust shall terminate on or after the Mandatory Termination Date, the Trustee shall, not less than 30 days prior to the Mandatory Termination Date, send a written notice to all Unitholders of record. If such Unitholder owns the minimum number of Units set forth in a Trust's Prospectus, such notice shall further indicate that such Unitholder may elect to receive an in-kind distribution of their pro rata share of the Equity Securities, to the extent of whole shares. The Trustee will honor duly executed requests for in-kind distributions received (accompanied by the electing Unitholder's Certificate, if issued) by the close of business ten business days prior to the Mandatory Termination Date. Unitholders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash.

     On the Mandatory Termination Date of a Trust, this Indenture and the related Trust created hereby shall terminate. In connection with such termination, the Trustee shall segregate:

         (i) such number of Equity Securities as the Trustee, in its sole discretion, determines shall be necessary to liquidate to provide for fees and expenses of such Trust and

        (ii) such number of the remaining Equity Securities as shall be necessary to satisfy distributions to Unitholders electing to receive an in-kind distribution of Equity Securities.

     Commencing no earlier than the business day following that date on which Unitholders must submit to the Trustee notice of their request to receive an in-kind distribution of Securities at termination, the Trustee will liquidate the Securities not segregated for in-kind distributions during such period and in such daily amounts as the Deposit shall direct. The Depositor shall direct the liquidation of the Securities in such manner as to effectuate orderly sales and a minimal market impact. In the event the Depositor does not so direct, the Securities shall be sold within a reasonable period and in such manner as the Trustee, in its sole discretion, shall determine. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with the Depositor's direction or, in the absence of such direction, in the exercise of the discretion granted by this
Section 9.02. The Trustee shall deduct from the proceeds of these sales and pay any tax or governmental charges and any brokerage commissions in connection with such sales. Amounts received by the Trustee representing the proceeds from the sales of Securities shall be credited to the Capital Account.

     On the fifth business day following receipt of all proceeds of sale of the Securities, the Trustee shall:

         (a) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account of such Trust, from the Capital Account of such Trust, and pay to itself individually an amount equal to the sum of (i) its accrued compensation for its ordinary recurring services, (ii) any compensation due it for its extraordinary services in connection with such Trust, and (iii) any costs, expenses or indemnities in connection with such Trust as provided herein;

         (b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Depositor and counsel in connection with such Trust, if any;

         (c) deduct from the Income Account of such Trust or the Capital Account of such Trust any amounts which may be required to be deposited in the Reserve Account to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with such Trust;

         (d) make final distributions from the Trust, against surrender for cancellation of each Unitholder's Certificate or Certificates, if issued, as follows:

              (i) to each Unitholder requesting an in-kind distribution (y) holder's pro rata portion of each of the Equity Securities segregated for distribution in-kind, in whole shares, and (z) cash equal to such Unitholder's pro rata portion of the Income and Capital Accounts as follows: (1) a pro rata portion of the net proceeds of sale of the

          Securities representing any fractional shares included in such Unitholder's pro rata share of the Equity Securities and (2) such other cash as may properly be included in such Unitholder's pro rata share of the sum of the cash balances of the Income and Capital Accounts less deduction of the fees and expenses specified in this
          Section 9.02 and less deduction of the Trustee's cost of registration and delivery of such Unitholder's Equity Securities;

             (ii) to each Unitholder receiving a distribution in cash, such holder's pro rata share of the cash balances of the Income and Capital Accounts; and

            (iii) on the conditions set forth in Section 3.04 hereof, to all Unitholders, their pro rata share of the balance of the Reserve Account.

     To the extent possible, in-kind distributions of Securities shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at the Depository Trust Company; and

         (e) together with such distribution to each Unitholder as provided for in (d), furnish to each such Unitholder a final distribution statement, setting forth the data and information in substantially the form and manner provided for in Section 3.06 hereof.

     The Trustee shall be under no liability with respect to moneys held by it in the Income, Reserve and Capital Accounts of a Trust upon termination except to hold the same in trust within the meaning of the Investment Company Act of 1940, without interest until disposed of in accordance with the terms of this Indenture.

     In the event that all of the Unitholders holding Certificates shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Unitholders holding Certificates to surrender their Certificates for cancellation and receive the liquidating distribution with respect thereof. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take steps, or may appoint an agent to take appropriate steps, to contact the remaining Unitholders concerning surrender of their Certificates. All costs and expenses incurred by the Trustee or by its agents by reason of unsurrendered Certificates shall be paid out of the moneys and other assets which remain in a Trust hereunder.

Section 9.03. Construction. This Indenture is executed and delivered in the State of New York, and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unitholders and the interpretation of the provisions hereof.

Section 9.04. Registration of Units. Except as provided herein, the Depositor agrees and undertakes on its own part to register the Fund and the Units of its constituent Trusts with the Securities and Exchange Commission or other applicable governmental agency, federal or state, pursuant to applicable federal or state statutes, if such registration shall be required, and to do all things that may be necessary or required to maintain the registration of the Fund and to comply with this provision during the term of the Trusts created hereunder, and the Trustee shall incur no obligation or be under any liability for expenses in connection therewith.

Section 9.05. Written Notice. Any notice, demand, direction or instruction to be given to the Depositor, the Evaluator or the Supervisor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor at 666 Fifth Avenue, 14th Floor, New York, New York 10103, or at such other address as shall be specified by the Depositor or the Evaluator to the other parties hereto in writing.

     Any notice, demand, direction or instruction to be given to the Trustee hereunder shall be in writing and shall be duly given if mailed or delivered to the unit investment trust division office of the Trustee at 4 Chase MetroTech Center, Brooklyn, New York 11245, or at such other address as shall be specified by the Trustee to the other parties hereto in writing.

     Any notice to be given to the Unitholders shall be duly given if mailed or delivered to each Unitholder at the address of such holder appearing on the registration books of the Trustee.

Section 9.06. Severability. If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

Section 9.07. Dissolution of Depositor Not to Terminate. The dissolution of the Depositor from or for any cause whatsoever shall not operate to terminate this Indenture or a Trust insofar as the duties and obligations of the Trustee are concerned.

     IN WITNESS WHEREOF, the undersigned have caused these Standard Terms and Conditions of Trust to be executed; all as of the day, month and year first above written.


                                MATRIX CAPITAL GROUP, INC.


                                By
                                  --------------------------------
                                     President, Funds Division




                            CORPORATE ACKNOWLEDGMENT

STATE OF __________         }
                            }ss.
COUNTY OF _________         }

     On this __ day of __________, 2002, before me, _________________________, personally came Alex R. Meitzner, to me known, who, being by me duly sworn, did depose and say that he resides in Wichita, Kansas; that he is the President, Funds Division of the Matrix Capital Group, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.


                                ______________________________________
                                Notary Public


(Notarial Seal)

RPL  309 - Corporate-no seal

                                  JPMORGAN CHASE BANK


                                By
                                  --------------------------------
                                           Vice President




                            CORPORATE ACKNOWLEDGMENT


STATE OF __________         }
                            }ss.
COUNTY OF _________         }

     On this __ day of __________, 2002, before me, _________________________, personally came Rosalia Koopman, to me known, who, being by me duly sworn, did depose and say that she resides in Brooklyn, New York; that she is a Vice President of the JPMorgan Chase Bank, the corporation described in and which executed the above instrument; and that she signed her name thereto by authority of the board of directors of said corporation.


                                ______________________________________
                                Notary Public


(Notarial Seal)

RPL  309 - Corporate-no seal